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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                               September 28, 2000




                   LABORATORY CORPORATION OF AMERICA HOLDINGS
             (Exact Name of Registrant as Specified in Its Charter)




        Delaware                     1-11353                     13-3757370
(State of incorporation      (Commission File Number)         (I.R.S. Employer
    or organization)                                         Identification No.)




                             358 South Main Street
                        Burlington, North Carolina 27215

   (Address, including zip code of Registrant's principal executive offices)



       Registrant's telephone number, including area code: (336) 229-1127


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Item 5:   Other Events

     Filed herewith as an exhibit in connection with the Registration Statement on Form S-3 (Registration No. 333-46776) filed by Laboratory Corporation of America Holdings (the "Company") with the Securities and Exchange Commission on September 28, 2000, as amended, is the Underwriting Agreement, dated October 13, 2000, entered into by the Company, Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Warburg LLC (together, the "Underwriters"), and selling stockholders Roche Holdings, Inc., Thomas P. MacMahon and Bradford T. Smith (together, the "Selling Stockholders").

     The Registration Statement and the Underwriting Agreement related to the proposed offer and sale on October 18, 2000 by Roche Holdings, Inc. of 4,000,000 shares of Common Stock, par value $0.10 per share, of the Company ("Common Stock"), and by Thomas P. MacMahon and Bradford T. Smith of 115,000 and 35,000 shares of Common Stock respectively pursuant to options held by them, resulting in proceeds to the Selling Stockholders of $115.10 per share.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

               The following exhibit is filed herewith:

          1 Underwriting Agreement dated October 13, 2000, between the Company, the Selling Stockholders, and Credit Suisse First Boston Corporation as representative for the Underwriters, relating to the sale of the Common Stock by the Selling Stockholders on October 18, 2000.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LABORATORY CORPORATION OF AMERICA
                                        HOLDINGS


                                        By: /s/ Bradford T. Smith
                                           -------------------------------------
                                           Name:  Bradford T. Smith
                                           Title: Executive Vice President,
                                                  General Counsel, Secretary and
                                                  Compliance Officer


Date: October 30, 2000


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